EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                               FOSTER WHEELER LTD.
               (Exact name of obligor as specified in its charter)

Bermuda                                                    23-3802649
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               FOSTER WHEELER LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   22-3803814
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                           ---------------------------

                  6.50% Convertible Subordinated Notes due 2007
                       (Title of the indenture securities)

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


1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------  ----------------------------------------
             Name                                        Address
--------------------------------------  ----------------------------------------

 Superintendent of Banks of the State   2 Rector Street, New York, N.Y.  10006,
 of New York                            and Albany, N.Y. 12203

 Federal Reserve Bank of New York       33 Liberty Plaza, New York, N.Y.  10045

 Federal Deposit Insurance Corporation  Washington, D.C.  20429

 New York Clearing House Association    New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of June, 2001.

                                          THE BANK OF NEW YORK


                                          By:       /s/ MING SHIANG
                                             -----------------------------------
                                             Name:  MING SHIANG
                                             Title: VICE PRESIDENT


                                      -3-


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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                           Dollar Amounts
                                                                   In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..              $3,083,720
   Interest-bearing balances...........................               4,949,333
Securities:
   Held-to-maturity securities.........................                 740,315
   Available-for-sale securities.......................               5,328,981
Federal funds sold and Securities purchased under                     5,695,708
   agreements to resell................................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............36,590,456
   LESS: Allowance for loan and
     lease losses............598,536
   LESS: Allocated transfer risk
     reserve........................12,575
   Loans and leases, net of unearned income,                         35,979,345
     allowance, and reserve............................
Trading Assets.........................................              11,912,448
Premises and fixed assets (including capitalized                        763,241
   leases).............................................
Other real estate owned................................                   2,925
Investments in unconsolidated subsidiaries and                          183,836
   associated companies................................
Customers' liability to this bank on acceptances                        424,303
   outstanding.........................................
Intangible assets......................................               1,378,477
Other assets...........................................               3,823,797
                                                                   -------------
Total assets...........................................             $74,266,429
                                                                  -------------
                                                                  -------------
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LIABILITIES
Deposits:
   In domestic offices.................................             $28,328,548
   Noninterest-bearing.......................12,637,384
   Interest-bearing..........................15,691,164
   In foreign offices, Edge and Agreement                            27,920,690
     subsidiaries, and IBFs............................
   Noninterest-bearing..........................470,130
   Interest-bearing..........................27,450,560
Federal funds purchased and Securities sold under                     1,437,916
   agreements to repurchase............................
Demand notes issued to the U.S.Treasury................                 100,000
Trading liabilities....................................               2,049,818
Other borrowed money:
   With remaining maturity of one year or less.........               1,279,125
   With remaining maturity of more than one year                              0
     through three years...............................
   With remaining maturity of more than three years....                  31,080
Bank's liability on acceptances executed and                            427,110
   outstanding.........................................
Subordinated notes and debentures......................               1,646,000
Other liabilities......................................               4,604,478
                                                                  -------------
Total liabilities......................................             $67,824,765
                                                                  -------------
                                                                  -------------

EQUITY CAPITAL
Common stock...........................................               1,135,285
Surplus................................................               1,008,775
Undivided profits and capital reserves.................               4,308,492
Net unrealized holding gains (losses) on                                 27,768
   available-for-sale securities.......................
Accumulated net gains (losses) on cash flow hedges                            0
Cumulative foreign currency translation adjustments....
                                                                   (     38,656)
                                                                   -------------

Total equity capital...................................               6,441,664
                                                                  -------------
Total liabilities and equity capital...................             $74,266,429
                                                                  -------------
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     I,  Thomas  J.  Mastro,  Senior  Vice  President  and  Comptroller  of  the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                                         Directors
Alan R. Griffith
Gerald L. Hassell


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